Exhibit 10.19

LEASE AGREEMENT

BETWEEN

TESORO LOGISTICS OPERATIONS LLC

AS LANDLORD

AND

TESORO REFINING & MARKETING COMPANY LLC

AS TENANT

LEASE AGREEMENT

This Lease Agreement (the “Lease”) is entered into as of December 6, 2013, between Tesoro Logistics Operations LLC, a Delaware limited liability company (“Landlord”), and Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“Tenant”). Landlord and Tenant may be referred to in this Lease individually as a “Party” and collectively as the “Parties.”

WHEREAS, Landlord is the owner of the Carson Coke storage and handling facility (the “Building”) situated in the City of Carson, County of Los Angeles, State of California, situated upon that certain real property more particularly described on Exhibit A attached hereto and incorporated herein by reference (the “Property”). Landlord’s Carson Products Marketing Terminal (the “Terminal”) is also located on the Property.

WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant the entirety of the Building, together with all improvements situated therein (the “Premises”).

WHEREAS, Landlord and Tenant desire to enter into this Lease to memorialize the terms of their commercial relationship related to the subject matter hereof.

WHEREAS, Landlord and Tenant wish for Landlord to provide the labor and equipment required for operation of the Building and the handling and loading of petroleum coke produced at Tenant’s Carson Refinery or Tenant’s Wilmington Refinery (“Coke”) in the Building.

WHEREAS, Tenant’s Carson Refinery is located in Los Angeles, California and Tenant’s Wilmington Refinery is located in Wilmington, Los Angeles, California.

WHEREAS, Landlord and Tenant have entered into a separate Carson Coke Handling Services Agreement (the “Coke Handling Agreement”), whereby Landlord shall provide the labor and equipment for operations of the Building and the handling of loading of Coke in the Building, among other things as defined in the Coke Handling Agreement (the “Services”).

ARTICLE 1. DEMISE OF PREMISES AND GRANT OF ACCESS EASEMENT

Demise of Premises

1.01 In consideration of the mutual covenants and agreements of this Lease, and other good and valuable consideration, Landlord demises and leases to Tenant, and Tenant leases from Landlord, the Premises.

Access Easement

1.02 Tenant shall have rights of ingress and egress to and from the Building over and across the Property, as reasonably needed in order to access the Building. Landlord shall have the right to designate a reasonable course through which Tenant and its employees, agents, contractors and invitees must follow across the Property in order to access the Premises, and to otherwise establish reasonable restrictions upon Tenant’s use of the Property and Premises pursuant to Article 7 hereof.

1.03 Landlord, its employees, agents and contractors shall be granted ingress to and egress from the Building for the purpose of providing the Services and to operate, inspect, maintain, repair, modify and/or replace all or any portion of Landlord’s equipment. Tenant, and its employees, agents and contractors shall have the right of ingress and egress across the Property. Tenant, and its employees, agents and contractors shall have the right to park vehicles at locations approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, provided that Tenant shall have the right to select and request a reasonable number and location for such parking spaces. Landlord shall have the right to establish reasonable restrictions on access by Tenant, including safety and security policies and access controls, and Landlord shall have the right to exclude from access to the Building any Person or Persons who are not in compliance with such safety and security policies; provided, however, Landlord shall provide to Tenant advance written notice of such safety and security policies and controls prior to enforcing the same. “Person” or “Persons” means any individual, limited partnership, joint venture, corporation, limited liability company, limited liability partnership, trust, unincorporated organization or federal, state, local or foreign government authority or any department or agency thereof.

ARTICLE 2. LEASE TERM

Commencement Date and Options to Renew

2.01. The term of this Lease is for an initial term of ten (10) years (the “Initial Term”), beginning on the date of this Lease as indicated above (“Commencement Date”), unless terminated sooner as provided in this Lease.

2.02. The term of the Lease may be renewed for six (6) renewal terms of ten (10) years each (each, a “Renewal Term”) at Tenant’s option. If Tenant chooses to renew the term of this Lease, Tenant shall provide Landlord at least twelve (12) months’ prior written notice of such intent to renew before the end of the Initial Term or any Renewal Term, if applicable. The rent for any Renewal Term shall be determined pursuant to Section 3.02 below.

Termination

2.03. This Lease will terminate without further notice when the term specified in Sections 2.01 and 2.02 expires, and any holding over by Tenant after that term expires will not constitute a renewal of the Lease or give Tenant any rights under the Lease in or to the Premises.

Holdover

2.04. If Tenant holds over and continues in possession of the Premises after the Lease term, Tenant will be considered to be occupying the Premises at will, subject to all the terms of this Lease.

ARTICLE 3. RENT

3.01. During the Initial Term, Tenant shall pay Landlord annual rent in the amount of Three Hundred Seventy-Three Thousand Six Hundred Thirty-One and 00/100 Dollars ($373,631.00), paid in equal monthly installments in advance prior to the first day of each calendar month. If the Lease commences or terminates on a date that is other than the first day of the month, rent for the first or last month of the term shall be prorated based on a thirty (30) day period.

3.02. Effective as of the commencement of each Renewal Term, the rent for each Renewal Term shall be increased to the fair market rent determined by Landlord and agreed upon by Tenant for the use of and access to the Premises, provided, however, in no event shall the rent be less than the rent for the last month of the Initial Term or the immediately preceding Renewal Term. The fair market rent shall be reasonably determined by Landlord with such determination based on information regarding, without limitation, the nature of the Building, its age and functionality, and the current rental rates for similar buildings in the same industry. Landlord shall provide Tenant with prior written notice of the determination of the fair market rent for each Renewal Term no later than one hundred eighty (180) days prior to the termination of the then-current term. If Tenant disagrees with Landlord’s determination of the fair market rent, and the Parties cannot mutually agree upon the fair market rent within twenty (20) days after the expiration of the one hundred eighty (180) day notice period, then the fair market rent shall be determined by appraisal in the manner set forth below:

a. The fair market rent shall be determined by an appraiser with at least ten (10) years’ experience in the oil and gas appraisal sector chosen by Landlord (“First Appraisal”) and the appraisal report forwarded to Tenant. If the First Appraisal is deemed unacceptable by Tenant, then Tenant shall so advise Landlord in writing within ten (10) working days after receipt of the First Appraisal and Tenant shall have the right to engage an appraiser with at least ten (10) years’ experience in the oil and gas appraisal sector (“Second Appraisal”) and the appraisal report forwarded to Landlord. In the event Landlord shall deem the Second Appraisal to be unacceptable, then Landlord shall advise Tenant within ten (10) working days after receipt of the Second Appraisal, and the first appraiser and second appraiser shall together choose a third appraiser with at least ten (10) years’ experience in the oil and gas appraisal sector who shall determine fair market rent (“Third Appraisal”) and forward the appraisal report to Landlord and Tenant. The cost of the First Appraisal shall be borne by Landlord, and the cost of the Second Appraisal shall be borne by Tenant. The cost of the Third Appraisal shall be shared equally between Landlord and Tenant. The fair market rent for the applicable Renewal Term shall be the average of the two (2) closest appraisals.

ARTICLE 4. TAXES

Payment by Tenant

4.01. Each Party shall have the responsibility to pay any personal property, real estate taxes, assessments, or charges owed on the Property which is the result of that Party’s use of the Premises and/or the installation, maintenance, and operation of that Party’s improvements on the Property. Each Party shall each be responsible for the payment of any taxes, levies, assessments and other charges imposed including franchise and similar taxes imposed upon the business conducted by that Party at the Property. Nothing in this Article 4 shall be construed as making Tenant liable for any portion of Landlord’s income taxes in connection with any Property or otherwise. Except as set forth in this Article 4, Landlord shall have the responsibility to pay any personal property, real estate taxes, assessments, or charges owed on the Property and shall do so prior to the imposition of any lien on the Property.

a. Each Party shall have the right, at its sole option and at its sole cost and expense, to appeal, challenge or seek modification of any tax assessment or billing for which that Party is wholly or partly responsible for payment (the “Challenging Party”). The non-Challenging Party shall reasonably cooperate with the Challenging Party at the expense of the Challenging Party in filing, prosecuting and perfecting any appeal or challenge to taxes as set forth in the preceding sentence, including but not limited to, executing any consent, appeal or other similar document. In the event that as a result of any appeal or challenge by the Challenging Party, there is a reduction, credit or repayment received by the non-Challenging Party for any taxes previously paid by the Challenging Party, the non-Challenging Party agrees to promptly reimburse to the Challenging Party the amount of said reduction, credit or repayment.

b. Tenant shall promptly pay or reimburse Landlord for any newly imposed taxes, levies, royalties, assessments, licenses, fees, charges, surcharges and sums due of any nature whatsoever (other than income taxes, gross receipt taxes and similar taxes) by any federal, state or local government or agency that Landlord incurs on Tenant’s behalf for the Services provided by Landlord under the Coke Handling Agreement. If Landlord is required to pay any of the foregoing, Tenant shall promptly reimburse Landlord in accordance with the payment terms set forth in the Coke Handling Agreement. Any such newly imposed taxes or regulatory fees as provided for in this Section 4.01.b. shall be specified in a Coke Handling Service Order in the form agreed upon pursuant to the Coke Handling Agreement.

4.02. Taxes payable by Tenant under Section 4.01 above for the first and last years of this Lease shall be pro-rated between Landlord and Tenant based on the number of days this Lease is in effect during the applicable year compared to 365 days.

ARTICLE 5. UTILITIES

5.01. The Parties acknowledge that as of the Commencement Date utilities serving the Premises, (the “Utilities”) shall be paid by Landlord. Landlord shall pay all charges for utilities serving the Premises directly to the appropriate utility service provider. Until such Utilities are separately metered, Tenant shall pay Landlord for Tenant’s usage thereof (without any surcharge being added by Landlord for overhead) in amounts as reasonably determined by Landlord, subject to Tenant’s reasonable approval. Such payment shall be due within thirty (30) days following delivery of Landlord’s invoice therefor accompanied by reasonably detailed support. Landlord shall not invoice Tenant for Utility usage more frequently than monthly. Landlord shall have no obligation to provide telephone service to the Premises or any other utility service of any kind except as set forth in this Section. Landlord shall in no event be liable or responsible for any cessation or interruption in, or damage caused by, any utility services provided to the Premises, whether by Landlord or otherwise, unless the cessation or interruption results from Landlord’s intentional misconduct or gross negligence.

ARTICLE 6. USE OF PREMISES

Permitted Use of Premises

6.01. Landlord shall lease the Premises to Tenant. Landlord shall use the Premises to perform the Services pursuant to the Coke Handling Agreement.

ARTICLE 7. COMPLIANCE WITH LAWS, SAFETY REQUIREMENTS AND SECURITY REQUIREMENTS; SECURING GOVERNMENTAL PERMITS

Legal Compliance

7.01 Tenant shall abide by all rules and regulations which are promulgated by Landlord and which are either furnished to Tenant or posted at the Building with respect to the access to and use of the Building as herein provided. It is understood and agreed by Tenant that these rules and regulations may be changed, amended or modified by Landlord at any time. All changes, amendments and modifications shall become binding upon Tenant ten (10) days following the posting of a copy at the Building or the receipt by Tenant of a copy, whichever occurs sooner.

Applicable Laws

7.02 Each Party shall be responsible for compliance with all Applicable Laws (as defined herein) associated with such Party’s respective performance hereunder and the condition and operation of such Party’s facilities. In the event any action or obligation imposed upon a Party under this Lease shall at any time be in conflict with any requirement of Applicable Law, then this Agreement shall immediately be modified to conform the action or obligation so adversely affected to the requirements of the Applicable Law, and all other provisions of this Lease shall remain effective.

a. “Applicable Laws” means any applicable statute, law, regulation, ordinance, rule, determination, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, requirement, or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued by any Governmental Authority (as defined herein) having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect.

b. “Governmental Authority” means any federal, state, local or foreign government or any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.

Material Change In Applicable Law

7.03 If during the term of this Lease, any new Applicable Law becomes effective or any existing Applicable Law or its interpretation is materially changed, which change is not addressed by another provision of this Lease and which has a material adverse economic impact upon a Party, either Party, acting in good faith, shall have the option to request renegotiation of the relevant provisions of this Lease with respect to future performance. The Parties shall then meet to negotiate in good faith amendments to this Lease that will conform to the new Applicable Law while preserving the Parties’ economic, operational, commercial and competitive arrangements in accordance with the understandings set forth herein.

Security Requirements

7.04 Tenant and its employees, agents, invitees and contractors shall comply with Landlord’s security requirements applicable to the Premises and shall obey the applicable directions of Landlord’s security personnel and contractors. Landlord may impose reasonable restrictions and limitations upon access to all or any portion of the Premises, including restrictions as to time and place of access at any particular time or location to the extent it does not materially interfere with use of the Premises. All persons shall abide by all such restrictions and limitations. Tenant’s access may be denied as reasonably necessary in the event of an emergency situation at the Property regardless of whether such denial of access interferes with Tenant’s use of the Premises. Any person found in violation of any such restrictions and limitations may be removed from the Property, and Landlord may refuse to allow such person any further access to the Property. Unless otherwise specifically provided in writing, Landlord shall have no duty to provide any security for protection of the persons or property of Tenant or any contractors, employees, agents or invitees.

Maintenance of the Premises

7.05 Landlord shall be responsible for maintaining the Premises. If Landlord fails to maintain the Premises, excluding the Conveyor (defined below), as required by this Lease, Tenant may do so, and the cost thereof shall be payable by Landlord to Tenant on demand.

ARTICLE 8. CONSTRUCTION BY TENANT; CONVEYOR

General Conditions

8.01. Landlord and Tenant may, at any time and from time to time during the Lease term, erect, maintain, alter, remodel, reconstruct, rebuild, replace, and remove buildings and other improvements on the Premises, subject to the following:

a. Each Party shall bear the cost of its own work on work on its behalf.

b. The Premises must at all times be kept free of mechanics’ and materialmen’s liens.

c. Landlord must be notified of the time for beginning and the general nature of any such work by Tenant, other than routine maintenance of existing buildings or improvements, at the time the work begins.

d. The conditions of Section 8.02 concerning Landlord’s approval of Tenant’s plans must be followed.

e. Such work is reasonably necessary for Landlord’s or Tenant’s permitted operations on the Premises.

Landlord’s Approval of Plans

8.02. The following rules govern Landlord’s approving Tenant’s construction, additions, and alterations of buildings or other improvements on the Premises:

a. Written Approval Required. No building or other improvement may be constructed on the Premises unless the plans, specifications, and proposed location of the building or other improvement have received Landlord’s written approval, which shall not be unreasonably withheld, conditioned or delayed, and the building or other improvement complies with the approved plans, specifications, and proposed location; provided, however, if Tenant’s proposed construction, additions or alterations impact Landlord’s operations on the Property, Landlord may withhold it’s approval or consent in its sole discretion. No material addition to or alteration of any building or structure erected on the Premises may be begun until plans and specifications covering the proposed addition or alteration have been first submitted to and approved by Landlord, which shall not be unreasonably withheld, conditioned or delayed; provided, however, if Tenant’s proposed construction, additions or alterations impact Landlord’s operations on the Property, Landlord may withhold it’s approval or consent in its sole discretion.

b. Submission of Plans. With respect to any construction, additions or alterations for which Landlord’s approval is required under Subsection (a) above, Tenant must submit two (2) copies of detailed working drawings, plans, and specifications for any such projects for Landlord’s approval before the project begins.

c. Landlord’s Approval. Landlord will promptly review and approve all plans submitted under subparagraph b above or note in writing any required changes or corrections that must be made to the plans. Any required changes or corrections must be made, and the plans resubmitted to Landlord, within twenty (20) days after the corrections or changes have been noted. Landlord’s failure to object to the resubmitted plans and specifications within twenty (20) days constitutes its approval of the changes. Minor changes in work or materials not affecting the general character of the building project may be made at any time without Landlord’s approval, but a copy of the altered plans and specifications must be furnished to Landlord.

d. Exception to Landlord’s Approval. The following items do not require submission to, and approval by, Landlord:

i. Minor repairs and alterations necessary to maintain existing structures and improvements in a useful state of repair and operation.

ii. Changes and alterations required by an authorized public official with authority or jurisdiction over the buildings or improvements, to comply with legal requirements.

e. Effect of Approval. Landlord. By approving the plans and specifications, assumes no liability or responsibility for the architectural or engineering design or for any defect in any building or improvement constructed from the plans or specifications.

Ownership of Buildings, Improvements, and Fixtures

8.03. Except as provided Section 8.04 below regarding the Conveyor, any buildings, improvements, additions, alterations, and fixtures constructed, placed, or maintained on any part of the Premises during the Lease term are considered part of the real property of the Premises and must remain on the Premises and become Landlord’s property when the Lease terminates, unless agreed otherwise by Landlord and Tenant.

Conveyor

8.04 Tenant shall deliver Coke into the Building via conveyor (the “Conveyor”) extending into the Building. The Conveyor and related fixtures are currently owned by and shall continue to be owned, operated, maintained and repaired by Tenant, who shall be solely responsible for operating, maintaining, repairing and replacing the Conveyor and related fixtures. Tenant reserves the right to remove the Conveyor and at any time during the term of this Lease. Tenant shall maintain the Conveyor in good repair, in accordance with Applicable Laws and the terms of this Lease, in a condition allowing Landlord to safely and efficiently perform its duties under the Coke Handling Agreement.

Right to Remove Tenant’s Property

8.05. Tenant may, at any time while it occupies the Premises remove any furniture, machinery, equipment, or other fixtures owned or placed by Tenant in, under, or on the Premises, including without limitation, the Conveyor. Before the Lease terminates, Tenant must repair any damage to any buildings or improvements on the Premises resulting from the removal. Upon termination of this Lease all such property remaining on the Premises, except for the Conveyor, shall become the property of Landlord.

Enclosure of Premises

8.06. Landlord may, at its option, (a) fence off the Premises from the rest of the Property; or (b) require Tenant to fence off the Premises from the other portions of the Property, and Tenant agrees to do so as soon as reasonably practicable following the delivery of notice by Landlord to Tenant that Landlord is exercising its option under this Section. The construction of such fencing shall be in accordance with the provisions of this Article 8.

ARTICLE 9. ENCUMBRANCE OF LEASEHOLD ESTATE

Tenant’s Right to Encumber

9.01. Tenant may, at any time and from time to time, encumber the leasehold interest, by deed of trust, mortgage, or other security instrument, without obtaining Landlord’s consent, but no such encumbrance constitutes a lien on Landlord’s fee title. The indebtedness secured by the encumbrance will at all times be and remain inferior and subordinate to all the conditions, covenants, and obligations of this Lease and to all Landlord’s rights under this Lease. References in this Lease to “Lender” refer to any person or entity to whom Tenant has encumbered its leasehold interest.

Notices to Lender

9.02 At any time after execution and recordation in Los Angeles County, California, of any mortgage or deed of trust encumbering Tenant’s leasehold interest, Lender may notify Landlord in writing that the mortgage deed of trust has been given and executed by Tenant and furnish Landlord with the address to which copies of all notices to Tenant by Landlord are to be mailed. Landlord must mail to Lender, at the addresses given, copies of all written notices that Landlord gives or serves on Tenant under the terms of this Lease after receiving such notice from Lender.

Lender’s Consent Required for Modification

9.03 Landlord and Tenant will neither modify in any material respect nor terminate this Lease by mutual consent without Lender’s written consent.

Lender’s Right to Prevent Forfeiture

9.04 Lender may do any act required of Tenant to prevent forfeiture of Tenant’s leasehold interest; all such acts are as effective to prevent a forfeiture of Tenant’s rights under this Lease as if done by Tenant.

Lender’s Right to Foreclose

9.05 Lender may realize on the security afforded by the leasehold estate by exercising foreclosure proceedings or power of sale or other remedy afforded in law or equity or by the security documents and may transfer, convey, or assign Tenant’s title to the leasehold estate created by this Lease to any purchaser at any such foreclosure sale. Lender also may acquire and succeed to Tenant’s interest under this Lease by virtue of any such foreclosure sale. Lender will not be or become liable to Landlord as an assignee of this Lease or otherwise unless it assumes such liability in writing, and no assumption may be inferred from or result from foreclosure or other appropriate proceedings in the nature of foreclosure or as the result of any other action or remedy provided for by the mortgage or deed of trust or other instrument or from a conveyance from Tenant under which the buyer at foreclosure or grantee acquires Tenant’s rights and interest under this Lease. Any purchaser of the property at a foreclosure sale becomes obligated to Lender as the Tenant under the Lease.

ARTICLE 10. REPAIRS, MAINTENANCE, AND RESTORATION

Tenant’s Duty to Maintain and Repair

10.01. At all times during the Lease term, Landlord will keep and maintain, or cause to be kept and maintained, all buildings and improvements erected on the Premises, excluding the Conveyor, in a good state of appearance and repair (except for reasonable wear and tear) at Landlord’s own expense. Tenant shall repair and maintain the Conveyor as provided in Section 8.04 above. If Landlord fails to maintain the Premises, excluding the Conveyor, as required by this Lease, Tenant may do so, and the cost thereof shall be payable by Landlord to Tenant on demand.

Damage or Destruction

10.02. As long as the Building has not permanently ceased operations, if any building or improvement constructed on the Premises is damaged or destroyed by fire or any other casualty not caused by Landlord, regardless of the extent of the damage or destruction, Landlord must, within one (1) year from the date of the damage or destruction, begin to repair, reconstruct, or replace the damaged or destroyed building or improvement and pursue the repair, reconstruction, or replacement with reasonable diligence so as to restore the building to substantially the condition it was in before the casualty. But if beginning or completing this restoration is prevented or delayed by war, civil commotion, acts of God, strikes, governmental restrictions or regulations, or interferences, fire or other casualty, or any other reason beyond Landlord’s control, whether similar to any of those enumerated or not, the time for beginning or completing the restoration (or both) will automatically be extended for the period of each such delay. Notwithstanding the foregoing, Landlord shall not be obligated to repair, reconstruct, or replace the Conveyor if the Conveyor is damaged or destroyed by fire or other casualty not caused by Landlord, and the same shall be the responsibility of Tenant.

ARTICLE 11. MECHANICS’ LIENS

Neither Party will not cause or permit any mechanics’ liens or other liens to be filed against the fee of the Premises or against Tenant’s leasehold interest (excluding any leasehold mortgage) in the land or any buildings or improvements on the Premises by reason of any work, labor, services, or materials supplied or claimed to have been supplied to either Party or anyone holding the Premises or any part of them through or under either Party. If such a mechanic’s lien or materialmen’s lien is recorded against the Premises or any buildings or improvements on them, the Party for whom the work, labor, services, or materials were supplied (the “Responsible Party”) must either cause it to be released or, if the Responsible Party in good faith wishes to contest the lien, take timely action to do so, at the Responsible Party’s sole expense. If the Responsible Party contests the lien, the Responsible Party will indemnify the other Party and hold it harmless from all liability for damages occasioned by the lien or the lien contest and will, in the event of a judgment of foreclosure on the lien, cause the lien to be discharged and released before enforcement of the judgment is completed.

ARTICLE 12. CONDEMNATION

Parties’ Interests

12.01. If the Premises or any part of them are taken for public or quasi-public purposes by condemnation as a result of any action or proceeding in eminent domain, or are transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, this article governs Landlord’s and Tenant’s interests in the award or consideration for the transfer and the effect of the taking or transfer on this Lease.

Total Taking—Termination

12.02. If the entire Premises are taken or so transferred as described in Section 12.01, this Lease and all of the rights, titles, and interests under it will cease on the date that title to the Premises or part of them vests in the condemning authority, and the proceeds of the condemnation will be the property of Landlord.

Partial Taking—Termination

12.03. If only part of the Premises is taken or transferred as described in Section 12.01, Tenant may terminate this Lease by providing notice of termination to Landlord within a reasonable time after title to the portion of the Premises taken or transferred vests in the condemning authority. The proceeds of the condemnation will be the property Landlord.

ARTICLE 13. INSURANCE AND INDEMNIFICATION; ENVIRONMENTAL LIABILITIES

Coke Handling Agreement

13.01. The insurance provisions in Sections 13.02 through 13.05, of this Lease shall not apply as long as the Coke Handling Agreement is in effect. As long as the Coke Handling Agreement is in effect, the insurance provisions in the Coke Handling Agreement shall control the insurance requirements for each Party related to the Premises. Upon expiration or earlier termination of the Coke Handling Agreement, the insurance provisions in this Lease, Section 13.02 through 13.05, shall control the insurance requirements for each Party related to the Premises.

Minimum Limits

13.02. At all times during the term of this Lease and for a period of two (2) years after termination of this Lease for any coverage maintained on a “claims-made” or “occurrence” basis, Tenant shall maintain at its expense the below listed insurance in the amounts specified below which are minimum requirements, including Landlord as an additional insured. “Carrier” means a third-party agent or contractor hired by Tenant, who is in the business of transporting Coke via trucks. Tenant shall require any Carrier carry the insurance specified in items (i) – (v) below, including Landlord and Tenant as additional insureds and Tenant shall be liable to Landlord for the failure of any Carrier to do so. Each policy shall provide that it is primary to and not contributory with any other insurance, including any self-insured retention, maintained by the other Party (which shall be excess) and each policy shall provide the full coverage required by this Lease. All such insurance shall be written with carriers and underwriters acceptable to the other Party, and eligible to do business in the State of California and having and maintaining an A.M. Best financial strength rating of no less than “A-” and financial size rating no less than “VII”; provided that Tenant and any Carrier may procure worker’s compensation insurance from the state fund of the State of California. All limits listed below are required MINIMUM LIMITS:

(i) Workers Compensation and Occupational Disease Insurance which fully complies with Applicable Law of the State of California, in limits not less than statutory requirements;

(ii) Employers Liability Insurance with a minimum limit of $1,000,000 for each accident, covering injury or death to any employee which may be outside the scope of the worker’s compensation statute of the jurisdiction in which the worker’s service is performed, and in the aggregate as respects occupational disease;

(iii) Commercial General Liability Insurance with minimum limits of $1,000,000 combined single limit per occurrence for bodily injury and property damage liability, or such higher limits as may be required by the Parties or by Applicable Law from time to time. This policy shall include Broad Form Contractual Liability insurance coverage which shall specifically apply to the obligations assumed in this Lease by Tenant and Landlord;

(iv) Automobile Liability Insurance covering all owned, non-owned and hired vehicles, with minimum limits of $1,000,000 combined single limit per occurrence for bodily injury and property damage liability, or such higher limit(s) as may be required by Tenant, Landlord or by Applicable Law from time to time. Coverage must assure compliance with Sections 29 and 30 of the Motor Carrier Act of 1980 and all applicable rules and regulations of the Federal Highway Administration’s Bureau of Motor Carrier Safety and Interstate Commerce Commissioner (Form MCS 90 Endorsement). Limits of liability for this insurance must be in accordance with the financial responsibility requirement of the Motor Carrier Act, but not less than $1,000,000 per occurrence;

(v) Excess (Umbrella) Liability Insurance with limits not less than $4,000,000 per occurrence. Additional excess limits may be utilized to supplement inadequate limits in the primary policies required in items (ii), (iii), and (iv) above; and

(vi) Pollution Legal Liability with limits not less than $25,000,000 per loss with an annual aggregate of $25,000,000. Coverage shall apply to bodily injury and property damage including loss of use of damaged property and property that has not been physically injured; cleanup costs, defense, including costs and expenses incurred in the investigation, defense or settlement of claim.

Waiver of Subrogation

13.03. All such policies must be endorsed with a Waiver of Subrogation endorsement, effectively waiving rights of recovery under subrogation or otherwise, against Landlord or Tenant, as the case may be, and shall contain where applicable, a severability of interest clause and a standard cross liability clause.

Copies of Insurance Certificates or Policies

13.04.Tenant and its Carriers will furnish to Landlord , at least annually (or at any other times upon request by the other Party) during the term of the Lease (and for any coverage maintained on a “claims-made” basis, for two (2) years after the termination of this Lease), insurance certificates and/or certified copies of the original policies to evidence the insurance required herein. Such certificates shall be in the form of the “Accord” Certificate of Insurance, and reflect that they are for the benefit of Landlord or Tenant, as the case may be, and shall provide that there will be no material change in or cancellation of the policies unless the other Party is given at least thirty (30) days prior written notice. Certificates providing evidence of renewal of coverage shall be furnished to each Party prior to policy expiration.

Responsibility for Deductibles

13.05. Each Party shall be solely responsible for any deductibles or self-insured retention. Tenant may self-insure against any loss or damage which would be covered by the specified insurance.

Property Insurance

13.06. At all times during the term of this Lease, Landlord shall maintain at its expense Property Insurance, with a limit of no less than $1,000,000, which property insurance shall be first-party property insurance to adequately cover Tenant’s and Landlord’s owned property; including personal property of others. Each policy shall provide that it is primary to and not contributory with any other insurance, including any self-insured retention, maintained by the other Party (which shall be excess). Landlord shall be solely responsible for any deductibles or self-insured retention. All such insurance shall be written with carriers and underwriters acceptable to the other Party, and eligible to do business in the State of California and having and maintaining an A.M. Best financial strength rating of no less than “A-” and financial size rating no less than “VII.” Landlord shall furnish to Tenant at least annually (or at any other times upon request by Tenant) during the term of the Lease, insurance certificates and/or certified copies of the original policies to evidence the insurance required herein. Such certificates shall be in the form of the “Accord” Certificate of Insurance, and reflect that they are for the benefit of Landlord and Tenant, and shall provide that there will be no material change in or cancellation of the policies unless Tenant is given at least thirty (30) days prior written notice. Certificates providing evidence of renewal of coverage shall be furnished to Tenant prior to policy expiration.

Indemnification

13.07. Notwithstanding anything else contained in this Lease, Landlord shall release, defend, protect, indemnify, and hold harmless Tenant, its Carriers, and each of its and their respective affiliates, officer, directors, employees, agents, contractors, successor, and assigns (excluding any member of the Partnership Group (defined below)) (collectively the “Tenant Group”) from and against any and all demands, claims (including third-party claims), losses, costs, suits, or causes of action (including, but not limited to, any judgments, losses, liabilities, fines, penalties, expenses, interest, reasonable legal fees, costs of suit, and damages, whether in law or equity and whether in contract, tort, or otherwise) for or relating to (i) personal or bodily injury to, or death of the employees of Tenant, Landlord, the General Partner (defined below) and, as applicable, their Carriers, customers, representatives, and agents, (ii) loss of or damage to any property, products, material, and/or equipment belonging to Tenant, Landlord, and, as applicable, their Carriers, customers, representatives, and agents, and each of their affiliates, contractors, and subcontractors(except for losses or degradation of or damage to Coke), (iii) loss of or damage to any other property, products, material, and/or equipment of any other description (except for losses or degradation of or damage to Coke), and/or personal or bodily injury to, or death of any other Person or Persons; and with respect to clauses (i) through (iii) above, which is caused by or resulting in whole or in part from the negligent or wrongful acts and omissions of Landlord, the General Partner, or as applicable, their representatives, and agents, or those of their respective employees with respect to such matters, in connection with the Services or other services to be provided pursuant to service orders under the Coke Handling Agreement, and, and (iv) any losses incurred by Tenant (except for losses or degradation of or damage to Coke) due to violations of this Lease by Landlord, or as applicable, its representatives and agents; PROVIDED THAT LANDLORD SHALL NOT BE OBLIGATED TO RELEASE, INDEMNIFY OR HOLD HARMLESS TENANT FROM AND AGAINST ANY CLAIMS TO THE EXTENT THEY RESULT FROM THE BREACH OF CONTRACT, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF TENANT.

a. The “General Partner” is Tesoro Logistics GP, LLC, a Delaware limited liability company

b. The “Partnership” is Tesoro Logistics LP, a Delaware limited partnership

13.08. Notwithstanding anything else contained in this Lease, Tenant shall release, defend, protect, indemnify, and hold harmless the General Partner, the Partnership and their respective subsidiaries, officers, directors, members, managers, employees, agents, contractors, successors- and assignees (collectively, the “Partnership Group”) from and against any and all demands, claims (including third-party claims), losses, costs, suits, or causes of action (including, but not limited to, any judgments, losses, liabilities, fines, penalties, expenses, interest, reasonable legal fees, costs of suit, and damages, whether in law or equity and whether in contract, tort, or otherwise) for or relating to (i) personal or bodily injury to, or death of the employees of Landlord, Tenant and, as applicable, their Carriers, customers, representatives, and agents; (ii) loss of or damage to any property, products, material, and/or equipment belonging to Landlord, Tenant and, as applicable, their Carriers, customers, representatives, and agents, and each of their respective affiliates, contractors, and subcontractors; (iii) loss of or damage to any other property, products, material, and/or equipment of any other description, and/or personal or bodily injury to, or death of any other Person or Persons; and with respect to clauses (i) through (iii) above, which is caused by or resulting in whole or in part from the negligent or wrongful acts and omissions of Tenant, its Carriers, customers, representatives, and agents, or those of their respective employees with respect to such matters, in connection with Tenant’s or its Carriers’ ownership, maintenance, operation, access or use of the Building and other facilities provided by Tenant or Coke stored for Tenant, and (iv) any losses incurred by Landlord due to violations of this Lease by Tenant, or, as applicable, its Carriers, customers, representatives, and agents; PROVIDED THAT TENANT SHALL NOT BE OBLIGATED TO RELEASE, INDEMNIFY OR HOLD HARMLESS LANDLORD FROM AND AGAINST ANY CLAIMS TO THE EXTENT THEY RESULT FROM THE BREACH OF CONTRACT, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD.

a.	In the event of a conflict between the foregoing indemnity provisions and the Indemnity Agreement (defined below), the Indemnity Agreement shall control.

Waiver of Special Damages

13.09. Notwithstanding anything to the contrary contained herein, neither Party shall be liable or responsible to the other Party or such other Party’s affiliated Persons for any consequential, incidental, or punitive damages, or for loss of profits or revenues (collectively referred to as “Special Damages”) incurred by such Party or its affiliated Persons that arise out of or relate to this Agreement, regardless of whether any such claim arises under or results from contract, negligence, or strict liability of the Party whose liability is being waived hereby; provided that the foregoing limitation is not intended and shall not affect Special Damages actually awarded to a third party or assessed by a Governmental Authority and for which a Party is properly entitled to indemnification form the other Party pursuant to the express provisions of this Agreement.

Environmental Indemnification

13.10 Environmental responsibilities, liabilities and indemnification between Landlord and Tenant under this Lease shall be controlled by the terms and conditions of that certain Carson Assets Indemnity Agreement entered into as of December 6, 2013 (the “Indemnity Agreement”) by and among Tesoro Logistics LP, a Delaware limited partnership, Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership, Landlord, Tesoro Corporation, a Delaware corporation, Tenant and Carson Cogeneration Company, a Delaware corporation.

a. In the event of a conflict between this Lease and the Indemnity Agreement defined in Section 13.10, the Indemnity Agreement shall control.

ARTICLE 14. ASSIGNMENT AND SUBLEASE

14.01. Tenant may not transfer, assign or sublease its leasehold estate or any portion thereof or any of its right, title or interest in this Lease (collectively, a “Transfer”) without prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. Any merger, consolidation or transfer of the direct or indirect beneficial ownership interest in Tenant that results in a direct or indirect change in the right to control the management of Tenant shall constitute a Transfer as defined above.

14.02. Notwithstanding the foregoing in Section 14.01, Tenant may assign this Lease without the consent of Landlord to Tenant’s principal, Affiliates, subsidiaries of its principal, to any entity that acquires all or substantially all of Tenant’s assets by reason of merger, acquisition or other business reorganization. “Affiliate” means any legal entity that controls, is controlled by, or is under common control with another legal entity. An entity is deemed to “control” another if it owns directly or indirectly at least fifty percent (50%) of either of the following: (a) the shares entitled to vote at a general election of directors of such other entity; or (b) the voting interest in such other entity if such entity does not have either shares or directors.

14.03. Concurrently with the execution of this Lease, Landlord and Tenant shall execute an assignment and assumption of contracts (“Assignment and Assumption of Contracts”) in the form of Exhibit B attached hereto. The Assignment and Assumption of Contracts shall be effective upon the Commencement Date.

14.04. During the term of the Lease, as long as Tenant is not in default under the Lease after receipt of written notice and an opportunity to cure, Tenant has the right to enter into additional contracts related to the Premises, provided such contracts shall not obligate Landlord and shall not bind Landlord following termination of the Lease unless Landlord elects in its sole discretion to take an assignment of such contracts pursuant to an assignment and assumption agreement similar in form and substance to the Assignment and Assumption of Contracts from Landlord to Tenant. Upon termination of the Lease, those contracts assumed by Tenant pursuant to the Assignment and Assumption of Contracts and those contracts which Landlord has agreed to assume from Tenant, will revert back to Landlord, or its successor, upon termination of the Lease or any succeeding or replacement lease to the Lease.

ARTICLE 15. DEFAULT AND REMEDIES

Termination on Default

15.01(a). Default under this Lease shall occur if either Party shall fail to perform any of its material obligations hereunder (except when such failure shall be excused under other provisions hereof). Except as otherwise specifically noted in this Lease to the contrary, if Tenant defaults in performing any covenant or term of this Lease and does not correct the default within thirty (30) days after receipt of written notice from Landlord to Tenant, Landlord may declare this Lease, and all rights and interest created by it, terminated; provided, however, that in the event such default cannot, in the exercise of reasonable diligence, be cured within such thirty (30) day period, Landlord may not exercise its remedies under this Article unless Tenant (i) fails to commence the cure of the default within such thirty (30) day period, or (ii) thereafter fails to proceed with curative measures with reasonable diligence. If Landlord elects to terminate, this Lease will cease as if the day of Landlord’s election were the day originally fixed in the Lease for its expiration, and Landlord or its agent or attorney may resume possession of the Premises.

15.01(b). If termination of the Lease is not due to the default of Landlord or Tenant and is not due to the fault of either Party, Tenant will reconvey to Landlord all of the assets leased by Tenant pursuant to this Lease and Landlord will pay Tenant the fair market value of the leased assets as such fair market value is determined as of the date of termination. Fair market value shall be determined as provided below.

15.01(c) If the Lease is terminated due to default by Landlord, Landlord will pay Tenant the fair market value of the leased assets leased by Tenant pursuant to this Lease. Fair market value of the leased assets will be determined as of the date of termination of the Lease determined as provided below.

15.01(d) If the Lease is terminated due to default by Tenant, Tenant will reconvey to Landlord all of the leased assets leased by Tenant pursuant to this Lease without payment from Landlord.

15.01(e) The fair market value of the leasehold improvements shall be reasonably determined by Landlord with such determination based on information regarding, without limitation, the nature of the particular leasehold improvement, its age and functionality, and the current sale price of similar improvements in the same industry, all as valued for their highest and best use at the time of termination of the Lease. Landlord shall provide Tenant with written notice of the determination of the fair market value of the leasehold improvements within thirty (30) days after the termination of this Lease. If Tenant disagrees with Landlord’s determination of the fair market value, and the parties cannot mutually agree upon the fair market value within twenty (20) days after the expiration of the thirty (30) day notice period, then the fair market value shall be determined by appraisal in the manner set forth below:

(i) The fair market value of the leasehold improvements shall be appraised by an appraiser with at least ten (10) years’ experience in the oil and gas appraisal sector chosen by Landlord (“First Appraisal”) and the appraisal report forwarded to Tenant. If the First Appraisal is deemed unacceptable by Tenant, then Tenant shall so advise Landlord in writing within ten (10) working days after receipt of the First Appraisal and Tenant shall have the right to engage an appraiser with at least ten (10) years’ experience in the oil and gas appraisal sector to appraise the leasehold improvements (“Second Appraisal”) and the appraisal report forwarded to Landlord. In the event Landlord shall deem the Second Appraisal to be unacceptable, then Landlord shall advise Tenant within ten (10) working days after receipt of the Second Appraisal, and the first appraiser and second appraiser shall together choose a third appraiser with at least ten (10) years’ experience in the oil and gas appraisal sector who shall appraise the leasehold improvements (“Third Appraisal”) and forward the appraisal report to Landlord and Tenant. The cost of the First Appraisal shall be borne by Landlord, and the cost of the Second Appraisal shall be borne by Tenant. The cost of the Third Appraisal shall be shared equally between Landlord and Tenant. The fair market value for the leasehold improvements shall be the average of the two (2) closest appraisals. Each of the appraisers shall appraise the leasehold improvements for their highest and best use.

Other Remedies

15.02. Any termination of this Lease as provided in this Article will not relieve Tenant from paying any sum or sums due and payable to Landlord under the Lease at the time of termination, or any claim for damages then or previously accruing against Tenant under this Lease. Any such termination will not prevent Landlord from enforcing the payment of any such sum or sums or claim for damages by any remedy provided for by law, or from recovering damages from Tenant for any default under the Lease. All Landlord’s rights, options, and remedies under this Lease will be construed to be cumulative, and no one of them is exclusive of the other. Landlord may pursue any or all such remedies or any other remedy or relief provided by law, whether or not stated in this Lease. No waiver by Landlord of a breach of any of the covenants or conditions of this Lease may be construed a waiver of any succeeding or preceding breach of the same or any other covenant or condition of this Lease.

ARTICLE 16. DISCLAIMER; COVENANTS

Disclaimer of Warranties

16.01. TENANT IS LEASING THE PREMISES “AS-IS”, WITH ANY AND ALL LATENT AND PATENT DEFECTS. TENANT ACKNOWLEDGES THAT TENANT IS NOT RELYING UPON ANY REPRESENTATION, STATEMENT OR OTHER ASSERTION OF LANDLORD OR LANDLORD’S AGENTS, OFFICERS, EMPLOYEES OR REPRESENTATIVES WITH RESPECT TO THE CONDITION OF THE PREMISES, BUT IS RELYING UPON TENANT’S EXAMINATION OF THE PREMISES. TENANT ACCEPTS THIS LEASE UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF LANDLORD WITH REGARD TO THE PREMISES, INCLUDING, WITHOUT LIMITATION, SUITABILITY FOR TENANT’S INTENDED USE THEREOF (EXCEPT FOR THE WARRANTY SET FORTH IN SECTION 16.02).

Warranty of Quiet Enjoyment

16.02. Landlord covenants that as long as Tenant observes the covenants and terms of this Lease, Tenant will lawfully and quietly hold, occupy, and enjoy the Premises during the Lease term without being disturbed by Landlord or any person claiming under Landlord, except for any portion of the Premises that is taken under the power of eminent domain.

ARTICLE 17. GENERAL PROTECTIVE PROVISIONS

Right of Entry and Inspection

17.01. Tenant must permit Landlord or its agents, representatives, or employees to enter the Premises at reasonable times and upon reasonable prior notice for the purposes of inspection; determining whether Tenant is complying with this Lease; and maintaining, repairing, or altering the Premises in accordance with the terms hereof.

No Termination on Bankruptcy

17.02. Bankruptcy, insolvency, assignment for the benefit of creditors, or the appointment of a receiver will not affect this Lease as long as Tenant and Landlord or their respective successors or legal representatives continue to perform all covenants of this Lease.

No Waiver

17.03. No waiver by either Party of any default or breach of any covenant or term of this Lease may be treated as a waiver of any subsequent default or breach of the same or any other covenant or term of this Lease.

Release of Landlord

17.04. If Landlord sells or transfers all or part of the Premises and as a part of the transaction assigns its interest as Landlord in this Lease, then as of the effective date of the sale, assignment, or transfer, Landlord will have no further liability under this Lease to Tenant, except with respect to liability matters that have accrued and are unsatisfied as of that date. Underlying this release is the Parties’ intent that Landlord’s covenants and obligations under this Lease will bind Landlord and its successors and assigns only during and in respect of their respective successive periods of ownership of the fee.

ARTICLE 18. MISCELLANEOUS

Memorandum of Lease

18.01 The Parties agree not to place this Lease of record, but each Party shall, at the request of the other, execute and acknowledge so that the same may be recorded a memorandum of lease containing such provisions as the requesting Party shall reasonably request. The requesting Party shall pay all costs, taxes, fees and other expenses in connection with or prerequisite to recording.

Delivery of Notices

18.02. All sums owed hereunder, notices, demands, or requests from one Party to another may be personally delivered, sent by commercial courier, provided the courier’s regular business is delivery service and provided further that it guarantees delivery to the addressee by the end of the next business day following the courier’s receipt from the sender, or sent by mail, certified or registered, postage prepaid, to the addresses stated below and are considered to have been given at the time of personal delivery, upon record of receipt or refusal of receipt if sent by commercial courier, or of mailing:

If to TRMC, to:

c/o Tesoro Refining & Marketing Company LLC

19100 Ridgewood Parkway

San Antonio, Texas 78259

For legal notices:

Attention: Charles A. Cavallo III, Managing Attorney Commercial

phone: (210) 626-4045

email: charles.a.cavallo@tsocorp.com

If to TLO, to:

Tesoro Logistics Operations LLC

19100 Ridgewood Parkway

San Antonio, Texas 78259

For legal notices:

Attention: Charles S. Parrish, General Counsel

phone: (210) 626-4280

email: charles.s.parrish@tsocorp.com

A Party may change its address for notice under this Section 18.02 by providing notice of such change in accordance with this Section 18.02.

Parties Bound

18.03. This Lease binds, and inures to the benefit of, the Parties to the Lease and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

California Law to Apply

18.04. This Lease is to be construed under the internal laws of the State of California.

Legal Construction

18.05. If any one or more of the provisions contained in this Lease are for any reason held to be invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability will not affect any other provision of the Lease, which will be construed as if it had not included the invalid, illegal, or unenforceable provision.

Amendment

18.06. No amendment, modification, or alteration of this Lease is binding unless in writing, dated subsequent to the date of this Lease, and duly executed by the parties.

Rights and Remedies Cumulative

18.07. The rights and remedies provided by this Lease are cumulative, and either Party’s using any right or remedy will not preclude or waive its right to use any other remedy. The rights and remedies are given in addition to any other rights the Parties may have by law, statute, ordinance, or otherwise.

Attorney’s Fees and Costs

18.09. If, as a result of either Party’s breaching this Lease, the other party employs an attorney to enforce its rights under this Lease, then the breaching or defaulting Party will pay the other Party the reasonable attorneys’ fees and costs incurred to enforce this Lease.

Time of Essence

18.10. Time is of the essence of this Lease.

Further Documents

18.11. Landlord and Tenant will from time to time and at any reasonable time execute and deliver to the other Party, when the other Party reasonably requests, other instruments and assurances approving, ratifying, and confirming this Lease and the leasehold estate created by it and certifying that this Lease is in full force and that no default under this Lease on the other Party’s part exists; or if the other Party is in default specifying in such instrument each such default.

Captions

18.12 The captions used in connection with the Articles and Sections of this Lease are for convenience only, and are not intended in any way to limit or amplify the meaning of the language contained in this Lease, or be used as interpreting the meanings and provisions of this Lease.

Construction

18.13 This Lease shall not be strictly construed against either Party.

[Signature Page Follows]

THIS LEASE has been executed by the Parties on the date and year first above written.

LANDLORD:

TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company

By:	/s/ Phillip M. Anderson
Print Name: Phillip M. Anderson
Title: President

TENANT:

TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company

By:	/s/ Gregory J. Goff
Print Name: Gregory J. Goff
Title: Chairman of the Board of Managers and President

Signature Page to Coke Handling Facility Lease

EXHIBIT A

Legal Description of Property

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

Parcel A:

Parcel 1:

The Northeasterly 640.00 feet of that portion of Lot 1 of Tract No. 10844, in the City of Carson, County of Los Angeles, State of California, as per Map recorded in Book 301, Pages 37, 38 and 39 of Maps, Records of said County lying Southwesterly of the Southerly line of the land as described in the Document recorded September 9, 1998 as Instrument No. 98-1608470, Official Records. Except therefrom that portion of said land lying Southwesterly of a line parallel with and distant 348.00 feet, as measured at right angles , from said Southwesterly line of said Instrument No. 98-1608470, Official Records and lying Southwesterly of a line parallel with and distant 87.00 feet, as measured at right angles, from the Northeasterly line of said Lot 1, as shown and described as Parcel 1 under Certificate of Compliance, recorded December 27, 2006, as Instrument No. 06-2876653, of Official Records.

Parcel 2:

That portion of the Northeasterly 640.00 feet of that portion of Lot 1 of Tract No. 10844, in the City of Carson, County of Los Angeles, State of California, as per Map recorded in Book 301, Pages 37, 38 and 39 of Maps, Records of said County lying Southwesterly of the Southerly line of the land as described in the Document recorded September 9, 1998 as Instrument No. 98-1608470, Official Records and lying Southwesterly of a line parallel with and distant 348.00 feet, as measured at right angles , from said Southwesterly line of said Instrument No. 98-1608470, Official Records and lying Southwesterly of a line parallel with and distant 87.00 feet, as measured at right angles, from the Northeasterly line of said Lot 1, as shown and described as Parcel 2 under Certificate of Compliance, recorded December 27, 2006, as Instrument No. 06-2876653, of Official Records.

Exhibit A –

Coke Handling Facility Lease

Parcel 3:

That portion of Lot 1 as shown on Map of Tract 10844, in the City of Carson, County of Los Angeles, State of California, recorded in Book 301, Pages 37, 38 and 39 of Maps, in the Office of the County Recorder of said County, described as follows:

Beginning at a point on a line that is parallel with and distant Easterly 40 feet, measured at right angles, from the Westerly line of said Lot 1, distant South 17°09’45” West thereon 557.25 feet from the Northerly line of said Lot 1; Thence Southeasterly leaving said parallel line, along the arc of a curve concave Northeasterly having a radius of 317.72 feet, (a radial line to said curve at said Point of Beginning bears South 55°40’05” West) through an angle of 8°34’50”, a distance of 47.58 feet; Thence of South 42°54’45”, tangent to last described curve, 37.33 feet; Thence South 51°05’01” East, 42.49 feet to the beginning of a tangent curve, concave Northeasterly, having a radius of 317.72 feet; Thence Southeasterly along the arc of last described curve, through an angle of 17°38’16”, a distance of 97.62 feet; Thence South 21°18’23” West, 20.00 feet, to a point on a curve, concave Northeasterly, having a radius of 317.72 feet, (a radial line to last said curve at said point bears South 28°35’28” West); Thence Southeasterly, along the arc of last described curve, through an angle of 11°25’43”, a distance of 63.37 feet; Thence South 72°50’15” East, tangent to last described curve, 397.68 feet to the beginning of a tangent curve, concave Southwesterly having a radius of 342.72 feet; Thence Southeasterly along the arc of last described curve, through an angle of 62°09’45”, a distance of 371.83 feet; Thence South 10°40’30” East, tangent to last described curve 3.30 feet to the beginning of a tangent curve concave Westerly, having a radius 492.53 feet; Thence Southerly, along, the arc of last described curve, through an angle of 6°21’36”, a distance of 54.69 feet; Thence South 4°18’55” East, tangent to last described curve, 209.89 feet to the beginning of a tangent curve, concave Easterly, having a radius of 621.78 feet; Thence Southerly, along the arc of last described curve, through an angle of 6°21’35”, a distance of 69.02 feet to a point on a line that is parallel with and distant Westerly 35.00 feet measured at right angles, from the Easterly line of said Lot 1; Thence South 10°40’30” East, along last said parallel line, 558.57 feet to the beginning of a tangent curve, concave Westerly, having a radius of 397.24 feet; Thence Southerly, leaving said parallel line, among the arc of last described curve, through an angle of 12°39’00”, a distance of 87.70 feet; Thence South 1°58’30” West, tangent to last described curve, 182.31 feet to the beginning of a tangent curve, concave Easterly, having a radius of 621.78 feet; Thence Southerly along the arc of last described curve, through an angle of 6°21’35”, a distance of 69.02 feet; Thence South 85°36’55” West, 25.00 feet; Thence North 4°23’05” West, 27.00 feet to the beginning of a tangent curve, concave Easterly, having a radius of 404.64 feet; Thence Northerly, along the arc of last described curve, through an angle of 6°21’35”, a distance of 44.91 feet; Thence North 1°58’30” East, tangent to last described curve, 181.31 feet to the beginning of a tangent curve, concave Westerly, having a radius of 370.24 feet; Thence Northerly, along the arc of last described curve, through an angle of 12°39’00” a distance of 81.85 feet to a point in a line that is parallel with and distant Westerly 61.50 feet, measured at right angles, from said Easterly line of Lot 1; Thence North 10°40’30” West, along said parallel line, tangent to last described curve, 476.47 feet; Thence leaving said parallel line, South 82°30’18” West, 12.09 feet to a point on a curve, concave Westerly, having a radius of 372.24 feet (a radial line to said curve at said point bears North 82°30’18” East); Thence Northerly, along the arc of last described curve, through an angle of 3°10’48”, a distance of 20.66 feet; Thence North 10°40’30” West, tangent to last described curve, 24.46 feet; Thence North 4°18’55” West, 317.15 feet to the beginning of a tangent curve, concave Westerly, having a radius of 462.68 feet; Thence Northerly, along the arc of last described curve through an angle of 6°21’35”, a distance of 51.36 feet; Thence North 10°40’30” West, tangent to last described curve, 3.30 feet to the beginning of a tangent curve, concave Southwesterly, having a radius of 312.72 feet; Thence Northwesterly, along the arc of last described curve, through an angle of 62°09’45”, a distance of 339.28 feet; Thence North 72°50’15” West, tangent to last described curve, 397.63 feet to the beginning of a tangent curve, concave Northeasterly, having a radius of 347.72 feet; Thence Northwesterly, along the arc of last described curve, through an angle of 29°55’30”, a distance of 181.61 feet; Thence North 42°54’45” West, tangent to last described curve, 80.31 feet to the beginning of a tangent curve, concave Northeasterly, having a radius of 347.72 feet; Thence Northwesterly, along the arc last described curve, through an angle of 4°44’49”, a distance of 28.81 feet to a point on the aforesaid line that is parallel with and distant Easterly 40 feet, measured at right angles, from the Westerly line of said Lot 1; Thence North 17°09’45” East, along last said parallel line, 37.34 feet to the Point of Beginning.

Parcel B:

Lot 2 of Tract No. 10844, in the City of Carson, County of Los Angeles, State of California, as per Map recorded in Book 301, Pages 37, 38 and 39 of Maps, in the Office of the County Recorder of said County.

Except therefrom that portion of said land described in the Document recorded September 5, 1958 as Instrument No. 3766 of Official Records.

Also except that portion of said land described in the Document recorded October 5, 1962 as Instrument No. 5504, of Official Records.

Also except therefrom that portion of said land described in the Deed to the County of Los Angeles, recorded September 1, 1966 as Instrument No. 2394, of Official Records.

The above described land is a portion of and shown as Parcel A of “Notice of Lot Merger No. 253-11 – Certificate of Compliance”, recorded December 14, 2012, as Instrument No. 20121936995, of Official Records.

Exhibit A –

Coke Handling Facility Lease

Parcel C:

Parcels 1, 2 and 3 of Parcel Map No. 23139, in the City of Carson, County of Los Angeles, State of California, as shown on Map filed in Book 248, Pages 63 through 67 of Parcel Maps, in the Office of the Registrar-Recorder of said County.

Parcel D:

Intentionally Deleted

Parcel E:

Parcel 1 of Parcel Map No. 61063, in the City of Carson, County of Los Angeles, State of California, as per Map recorded in Book 355, Pages 81 through 83, inclusive, of Maps, in the Office of the County Recorder of said County.

Parcel F:

That portion of the 398.11 acre tract, in the Rancho San Pedro, in the City of Carson, County of Los Angeles, State of California, allotted to Ana Josefa Dominguez De Guyer in Case No. 3284 of the Superior Court of said County, described as follows:

Beginning at the intersection of the Southerly line of 223rd Street, formerly Wilmington Street, 66 feet wide, as shown on the Partition Map filed in said Case No. 3284 with a line that is parallel with and distant Westerly 250 feet, measured at right angles from the Westerly line of the right-of-way of the Pacific Electric Railway Company (San Pedro Branch); Thence parallel with said Westerly line South 17°01’48” West 972.54 feet; Thence parallel with said 223rd Street South 89°45’25” West 523.61 feet to a line that is parallel with and distant Westerly 750 feet from said Westerly line; Thence parallel with said Westerly line North 17°01’48” East 972.54 feet to said Southerly line of 223rd Street; Thence along said street North 89°45’25” East 523.61 feet to the Point of Beginning.

Parcel G:

Intentionally Deleted in favor of a portion of Parcel M.

Parcel H:

Intentionally Deleted in favor of a portion of Parcels J-2 and K.

Parcel I:

Parcel 1:

That portion of the 398.11 acre tract in Rancho San Pedro, in the City of Carson, County of Los Angeles, State of California, allotted to the Josefa Dominguez De Guyer, by Final Degree of Partition of a portion of said Rancho, had in Los Angeles County Superior Court Case No. 3284, being that portion of the 25 feet parcel of land described in the Deed to Watson Land Company, recorded in Book 15504, Page 179 of Official Records of said County, lying Easterly of the Westerly line of Los Angeles County Flood Control District Channel, 250 feet wide, as said Westerly line is described in Easement recorded in Book 19501, Page 324 of Official Records of said County. Excepting therefrom all oil and mineral rights, provided, however, the foregoing rights and the exercise thereof are and shall be subject to the following limitations, to-wit: Neither the grantor nor anyone claiming under or through the grantor shall have or exercise any right of entry upon or through said real property except beneath a depth of 200 feet below the present surface of said real property, nor to in any wise affect the surface use of said real property by the grantee, as reserved by Dominguez Estate Company, a Corporation by Deed recorded January 8, 1957, as Document No. 2030, in Book 53297 Page 140, Official Records.

Parcel 2:

Intentionally deleted in favor of Parcels J-1 and J-2.

Exhibit A –

Coke Handling Facility Lease

Parcel J:

Parcel 1:

That portion of the Ana Josefa Dominguez De Guyer 398.11 acre allotment in the Partition of a part of the Rancho San Pedro, in the City of Carson, in the County of Los Angeles, State of California, as shown on Map filed in Case No. 3284, of the Superior Court of the State of California, in and for the County of Los Angeles, bounded as follows:

On the Northeast and Southwest by the Northeasterly and Southwesterly lines of the 250 foot wide strip of land as described in Deed to Los Angeles County Flood Control District recorded on August 29, 1942 as Document No. 20 in Book 19537, Page 152, Official Records, in the Office of the County Recorder of said County, and also shown as Los Angeles County Flood Control “Dominguez Channel” on Sheet No. 3 of the Map of Tract No. 10844, recorded in Book 301, Pages 37 to 39 inclusive of Maps, in the Office of the County Recorder of said County; on Northwest by the Southeasterly boundary line of the land conveyed to County Sanitation District No. 8 of Los Angeles County by Deed recorded on October 25, 1958 as Document No. 3918, in Book D-254, Page 463, of said Official Records; and on the South by the Northerly line of the 25 foot wide strip of land conveyed to Watson Land Company by Deed dated November 2, 1937 and recorded in Book 15504, Page 179, Official Records.

Except that portion within the lines of the 25 foot wide strip of land as described in Deed to Watson Land Company recorded on April 20, 1945 as Document No. 57 in Book 21890, Page 191, Official Records.

Parcel 2:

That portion of the Ana Josefa Dominguez De Guyer 398.11 acre allotment in the Partition of a part of the Rancho San Pedro, in the City of Carson, in the County of Los Angeles, State of California, as shown on Map filed in Case No. 3284, of the Superior Court of the State of California, in and for the County of Los Angeles, included within the lines of the 25 foot wide strip of land as described in Deed to Watson Land Company recorded on April 20, 1945 as Document No. 57 in Book 21890, Page 191, Official Records, in the Office of the County Recorder of said County.

Parcel 3:

Intentionally deleted in favor of Parcel I-1.

Parcel 4:

Intentionally deleted in favor of Parcel M

Parcel K:

Parcels 1, 2 and 4 of Parcel Map No. 1363, in the City of Carson, County of Los Angeles, State of California, as per map filed in Book 31, Page 13, of Parcel Maps, in the Office of the County Recorder of said County.

Except all oil, gas and other hydrocarbons and other minerals in, under or recoverable from said land, and the right to explore, mine, drill and operate for the same and to produce and remove the same, but without the right to enter upon the surface of said land for said purposes, as excepted by Richfield Oil Corporation, a Corporation, in deed recorded June 14, 1960, as Instrument No. 1384, in Book D-877, Page 131, Official Records.

Also except all oil, gas and other hydrocarbon substances and all other minerals in, under or recoverable from said land, and the right to explore, mine, drill and operate for the same to produce and remove same, but without the right to enter upon the surface of said land for said purpose, as excepted in the deed from Richfield Oil Corporation, a Corporation, recorded June 22, 1964, as Instrument No. 5314, in Book D-2519, Page 270, Official Records.

Also excepting all oil, gas and other hydrocarbon substances and all other minerals in, under or recoverable from said real property hereinabove described, and the right to explore, mine, drill and operate for the same and to produce and remove the same, but without the right to enter upon the surface of said real property hereinabove described for said purpose, as reserved by Atlantic Richfield Company, a Pennsylvania corporation, (formerly The Atlantic Rifining Company, successor to Richfield Oil Corporation, a Corporation by merger), in deed recorded July 13, 1970, as Instrument No. 3144, in Book D4770, Page 868, Official Records.

Exhibit A –

Coke Handling Facility Lease

Parcel L:

That portion of the 398.11 acre lot tract allotted to Ana Josefa Dominguez DeGuyer, by Decree of Partition of the Rancho San Pedro entered in Case No. 3284, Superior Court, Los Angeles County, in the City of Carson, County of Los Angeles, State of California, being a portion of the 250 foot strip of land described in the deed from White Star Land Company, recorded in Book 2977, Page 115, Official Records, bounded by the following described lines:

Beginning at a point in the Easterly line of said 250 foot strip of land, distant Southwesterly thereon 88.02 feet from its intersection with the Southerly line of 233rd Street, 66 feet wide (formerly Wilmington Street); thence Southwesterly 707 feet along said Easterly line to a point in a curve concave to the Northwest and having a radius of 343.39 feet; thence Southwesterly along said curve 243.02 feet, more or less, to a point in a line parallel with and distant Northerly 35 feet, measured at right angles from the Southerly line of said 250 foot strip of land distant Easterly 54.93 feet along said parallel line from a point in the Easterly line of the 50 foot strip of land described in the deed to Johns-Manville Products Company, recorded in Book 21842, Page 395, Official Records, in the Office of the County Recorder of said County; thence Westerly along said parallel line 54.93 feet to said Easterly line; thence Northeasterly 935.88 feet along said last mentioned Easterly line to a point in the Southerly line of said 223rd Street; thence Easterly along said Southerly line of said street 194.04 feet; thence Southerly in a direct line 84.73 feet to the point of beginning.

Parcel M:

That portion of the 398.11 acre lot tract allotted to Ana Josefa Dominguez DeGuyer, by Decree of Partition of the Rancho San Pedro entered in Case No. 3284, Superior Court, Los Angeles County, in the City of Carson, County of Los Angeles, State of California, described as follows:

Being that certain parcel of land bounded on the North by the South line of the 25 foot parcel of land described in deed to Watson Land Company recorded in Book 15504 Page 179, of Official Records of said county;

On the South by the North line of that certain parcel of land described in deed to Johns-Mansville Products Corporation, recorded in Book 19497 Page 374 of Official Records of said county and on the Westerly prolongation of said North line;

On the West by the Westerly line of the Los Angeles County Flood Control Easement, 250 feet wide, as said easement is described and recorded in Book 19438 Page 355 of Official Records of said county and On the East by the Westerly line of Pacific Electric Land Company, strip of land, 250 feet wide, as described in deed Recorded in Book 2845 Page 356, of Official Records of said county.

Said land is shown and described as Lot C, under Certificate of Compliance, recorded December 24, 2007, as Instrument No. 2007-2824658, of Official Records.

Except therefrom that portion of said land described as Lots A and B, under Certificate of Compliance, recorded December 24, 2007, as Instrument No. 2007- 2824658, of Official Records.

The above described land is a portion of and shown as Parcel M of “Notice of Lot Merger No. 253-11 – Certificate of Compliance”, recorded December 14, 2012, as Instrument No. 20121936995, of Official Records.

Parcel N:

Lot 1 of Tract No. 10844, in the City of Carson, County of Los Angeles, State of California, as per map recorded in Book 301, Pages 37, 38 and 39 of Maps, in the Office of the County Recorder of said County.

Except that portion of said land described in the deed to Los Angeles County Flood Control District, a body corporate and politic, recorded October 9, 1961, as Instrument No. 4182, Official Records.

Also except that portion of said land described in the deed to Los Angeles County Flood Control District, a body corporate and politic, recorded July 14, 1970, as Instrument No. 2618, of Official Records.

Also except that portion of said land described in the deed to Stauffer Chemical Company, a Delaware Corporation, recorded December 21, 1973, as Instrument No. 279, of Official Records.

Also except that portion of said land described in the deed to the County of Los Angeles, recorded July 24, 1995, as Instrument No. 95-1197702, of Official Records.

Also except that portion of said land described in the deed to BP West Coast Products LLC, a Delaware limited liability company, recorded February 22, 2002, as Instrument No. 02-0419284, of Official Records.

Exhibit A –

Coke Handling Facility Lease

Also except that portion of said land described in the Quitclaim Deed to the Los Angeles County Flood Control District, a body corporate and politic, recorded June 26, 2003, as Instrument No. 03-1836063, of Official Records.

Parcel O:

Intentionally Deleted

Assessor’s Parcel Numbers:

7315-020-021,

7315-020-022,

7315-020-013,

7315-006-003,

7315-007-005,

8940-759-577,

7315-007-006,

7315-007-007,

7315-007-011,

7315-007-012,

7315-007-009,

7315-008-009,

7315-008-040,

7315-008-041,

7315-008-042,

7315-008-043,

7315-008-044,

7315-008-046,

7315-008-047,

7315-008-048,

7315-008-050,

7315-008-053,

8900-762-506,

8900-762-030,

8910-840-026,

8910-840-025,

8910-840-553,

8940-759-528,

8940-759-574,

8940-759-578,

8940-759-579 and

7315-020-019

Exhibit A –

Coke Handling Facility Lease

EXHIBIT B

Form of Assignment and Assumption of Contracts

FORM OF

ASSIGNMENT AND ASSUMPTION OF

CONTRACTS

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS is made this      day of                     , 20    , by and between Tesoro Logistics Operations LLC, a Delaware limited liability company (“Assignor”) and Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“Assignee”), with reference to the following facts:

A. Assignor is bound by those certain contracts and agreements currently in effect in connection with Assignor’s operation and maintenance of the coke barn building (the “Building”) located on real property (“Property”) legally described on Schedule 1 attached hereto, and the improvements in and on the Building, all of which contracts and agreements (collectively, the “Contracts”) are described in Schedule 2 attached hereto and made a part hereof.

B. Pursuant to the terms of that certain Lease Agreement entered into by Assignor, as Landlord, and Assignee, as Tenant (the “Lease”), Assignor now desires to assign and transfer to Assignee all of its right, title and interest in the Contracts, subject to all of the payments, terms, covenants, obligations, agreements and restrictions therein set forth, and Assignee desires to accept said Contracts, and be bound by the terms thereof.

NOW THEREFORE, in consideration of the mutual covenants and conditions hereinbelow set forth, it is agreed:

1. Effective as of the Commencement Date, as that phrase is defined in the Lease Assignor assigns and transfers to Assignee and its successors and assigns, all of Assignor’s right, title and interest in and to the Contracts, subject to the payments, terms, covenants, obligations, agreements and restrictions set forth therein.

2. Effective as of the Commencement Date, Assignee accepts the assignment of the Contracts, shall be entitled to all rights and benefits accruing to the Assignor thereunder and hereby assumes and agrees to be bound by the terms thereof from and after the Commencement Date.

3. Assignor hereby agrees to indemnify and hold harmless Assignee from any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees) which Assignee incurs under the Contracts, and from any and all claims and demands whatsoever which are asserted against Assignee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained therein, which liability, loss, cost, damage, expense, claim or demand arises from acts, events or omissions occurring before the Commencement Date. If Assignee incurs any such liability, loss, cost, damage or expense under the Contracts or in defense against any such claims or demands, the amount thereof (including costs, expenses and reasonable attorneys’ fees) together with interest thereon at the rate of ten percent (10%) per annum from the date any payment is made, shall be reimbursed to Assignee by Assignor immediately upon demand.

Exhibit B –

Coke Handling Facility Lease

4. Assignee hereby agrees to indemnify and hold harmless Assignor from any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees) which Assignor incurs under the Contracts, and from any and all claims and demands whatsoever which are asserted against Assignor by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained therein, which liability, loss, cost, damage, expense, claim or demand arises from acts, events or omissions occurring on or after the Commencement Date. If Assignor incurs any such liability, loss, cost, damage or expense under the Contracts or in defense against any such claims or demands, the amount thereof (including costs, expenses and reasonable attorneys’ fees) together with interest thereon at the rate of ten percent (10%) per annum from the date any payment is made, shall be reimbursed to Assignor by Assignee immediately upon demand.

5. This Assignment and Assumption may be executed in counterparts which taken together shall constitute one and the same instrument.

6. The provisions of this instrument shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

7. Assignor hereby covenants that it will, at any time and from time to time, execute any documents and take such additional actions as Assignee or its successors or assigns shall reasonably require in order to more completely or perfectly carry out the transfers intended to be accomplished by this Assignment and Assumption.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Contracts as of the date set forth above.

“ASSIGNOR” TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company

By:

Printed Name:

Its:

Date:

Exhibit B –

Coke Handling Facility Lease

“ASSIGNEE” TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company

By:

Printed Name:

Its:

Date:

Exhibit B –

Coke Handling Facility Lease

SCHEDULE 1

TO

ASSIGNMENT AND ASSUMPTION

OF CONTRACTS

LEGAL DESCRIPTION

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

Parcel A:

Parcel 1:

The Northeasterly 640.00 feet of that portion of Lot 1 of Tract No. 10844, in the City of Carson, County of Los Angeles, State of California, as per Map recorded in Book 301, Pages 37, 38 and 39 of Maps, Records of said County lying Southwesterly of the Southerly line of the land as described in the Document recorded September 9, 1998 as Instrument No. 98-1608470, Official Records. Except therefrom that portion of said land lying Southwesterly of a line parallel with and distant 348.00 feet, as measured at right angles , from said Southwesterly line of said Instrument No. 98-1608470, Official Records and lying Southwesterly of a line parallel with and distant 87.00 feet, as measured at right angles, from the Northeasterly line of said Lot 1, as shown and described as Parcel 1 under Certificate of Compliance, recorded December 27, 2006, as Instrument No. 06-2876653, of Official Records.

Parcel 2:

That portion of the Northeasterly 640.00 feet of that portion of Lot 1 of Tract No. 10844, in the City of Carson, County of Los Angeles, State of California, as per Map recorded in Book 301, Pages 37, 38 and 39 of Maps, Records of said County lying Southwesterly of the Southerly line of the land as described in the Document recorded September 9, 1998 as Instrument No. 98-1608470, Official Records and lying Southwesterly of a line parallel with and distant 348.00 feet, as measured at right angles , from said Southwesterly line of said Instrument No. 98-1608470, Official Records and lying Southwesterly of a line parallel with and distant 87.00 feet, as measured at right angles, from the Northeasterly line of said Lot 1, as shown and described as Parcel 2 under Certificate of Compliance, recorded December 27, 2006, as Instrument No. 06-2876653, of Official Records.

Exhibit B –

Coke Handling Facility Lease

Parcel 3:

That portion of Lot 1 as shown on Map of Tract 10844, in the City of Carson, County of Los Angeles, State of California, recorded in Book 301, Pages 37, 38 and 39 of Maps, in the Office of the County Recorder of said County, described as follows:

Beginning at a point on a line that is parallel with and distant Easterly 40 feet, measured at right angles, from the Westerly line of said Lot 1, distant South 17°09’45” West thereon 557.25 feet from the Northerly line of said Lot 1; Thence Southeasterly leaving said parallel line, along the arc of a curve concave Northeasterly having a radius of 317.72 feet, (a radial line to said curve at said Point of Beginning bears South 55°40’05” West) through an angle of 8°34’50”, a distance of 47.58 feet; Thence of South 42°54’45”, tangent to last described curve, 37.33 feet; Thence South 51°05’01” East, 42.49 feet to the beginning of a tangent curve, concave Northeasterly, having a radius of 317.72 feet; Thence Southeasterly along the arc of last described curve, through an angle of 17°38’16”, a distance of 97.62 feet; Thence South 21°18’23” West, 20.00 feet, to a point on a curve, concave Northeasterly, having a radius of 317.72 feet, (a radial line to last said curve at said point bears South 28°35’28” West); Thence Southeasterly, along the arc of last described curve, through an angle of 11°25’43”, a distance of 63.37 feet; Thence South 72°50’15” East, tangent to last described curve, 397.68 feet to the beginning of a tangent curve, concave Southwesterly having a radius of 342.72 feet; Thence Southeasterly along the arc of last described curve, through an angle of 62°09’45”, a distance of 371.83 feet; Thence South 10°40’30” East, tangent to last described curve 3.30 feet to the beginning of a tangent curve concave Westerly, having a radius 492.53 feet; Thence Southerly, along, the arc of last described curve, through an angle of 6°21’36”, a distance of 54.69 feet; Thence South 4°18’55” East, tangent to last described curve, 209.89 feet to the beginning of a tangent curve, concave Easterly, having a radius of 621.78 feet; Thence Southerly, along the arc of last described curve, through an angle of 6°21’35”, a distance of 69.02 feet to a point on a line that is parallel with and distant Westerly 35.00 feet measured at right angles, from the Easterly line of said Lot 1; Thence South 10°40’30” East, along last said parallel line, 558.57 feet to the beginning of a tangent curve, concave Westerly, having a radius of 397.24 feet; Thence Southerly, leaving said parallel line, among the arc of last described curve, through an angle of 12°39’00”, a distance of 87.70 feet; Thence South 1°58’30” West, tangent to last described curve, 182.31 feet to the beginning of a tangent curve, concave Easterly, having a radius of 621.78 feet; Thence Southerly along the arc of last described curve, through an angle of 6°21’35”, a distance of 69.02 feet; Thence South 85°36’55” West, 25.00 feet; Thence North 4°23’05” West, 27.00 feet to the beginning of a tangent curve, concave Easterly, having a radius of 404.64 feet; Thence Northerly, along the arc of last described curve, through an angle of 6°21’35”, a distance of 44.91 feet; Thence North 1°58’30” East, tangent to last described curve, 181.31 feet to the beginning of a tangent curve, concave Westerly, having a radius of 370.24 feet; Thence Northerly, along the arc of last described curve, through an angle of 12°39’00” a distance of 81.85 feet to a point in a line that is parallel with and distant Westerly 61.50 feet, measured at right angles, from said Easterly line of Lot 1; Thence North 10°40’30” West, along said parallel line, tangent to last described curve, 476.47 feet; Thence leaving said parallel line, South 82°30’18” West, 12.09 feet to a point on a curve, concave Westerly, having a radius of 372.24 feet (a radial line to said curve at said point bears North 82°30’18” East); Thence Northerly, along the arc of last described curve, through an angle of 3°10’48”, a distance of 20.66 feet; Thence North 10°40’30” West, tangent to last described curve, 24.46 feet; Thence North 4°18’55” West, 317.15 feet to the beginning of a tangent curve, concave Westerly, having a radius of 462.68 feet; Thence Northerly, along the arc of last described curve through an angle of 6°21’35”, a distance of 51.36 feet; Thence North 10°40’30” West, tangent to last described curve, 3.30 feet to the beginning of a tangent curve, concave Southwesterly, having a radius of 312.72 feet; Thence Northwesterly, along the arc of last described curve, through an angle of 62°09’45”, a distance of 339.28 feet; Thence North 72°50’15” West, tangent to last described curve, 397.63 feet to the beginning of a tangent curve, concave Northeasterly, having a radius of 347.72 feet; Thence Northwesterly, along the arc of last described curve, through an angle of 29°55’30”, a distance of 181.61 feet; Thence North 42°54’45” West, tangent to last described curve, 80.31 feet to the beginning of a tangent curve, concave Northeasterly, having a radius of 347.72 feet; Thence Northwesterly, along the arc last described curve, through an angle of 4°44’49”, a distance of 28.81 feet to a point on the aforesaid line that is parallel with and distant Easterly 40 feet, measured at right angles, from the Westerly line of said Lot 1; Thence North 17°09’45” East, along last said parallel line, 37.34 feet to the Point of Beginning.

Parcel B:

Lot 2 of Tract No. 10844, in the City of Carson, County of Los Angeles, State of California, as per Map recorded in Book 301, Pages 37, 38 and 39 of Maps, in the Office of the County Recorder of said County.

Except therefrom that portion of said land described in the Document recorded September 5, 1958 as Instrument No. 3766 of Official Records.

Also except that portion of said land described in the Document recorded October 5, 1962 as Instrument No. 5504, of Official Records.

Also except therefrom that portion of said land described in the Deed to the County of Los Angeles, recorded September 1, 1966 as Instrument No. 2394, of Official Records.

The above described land is a portion of and shown as Parcel A of “Notice of Lot Merger No. 253-11 – Certificate of Compliance”, recorded December 14, 2012, as Instrument No. 20121936995, of Official Records.

Exhibit B –

Coke Handling Facility Lease

Parcel C:

Parcels 1, 2 and 3 of Parcel Map No. 23139, in the City of Carson, County of Los Angeles, State of California, as shown on Map filed in Book 248, Pages 63 through 67 of Parcel Maps, in the Office of the Registrar-Recorder of said County.

Parcel D:

Intentionally Deleted

Parcel E:

Parcel 1 of Parcel Map No. 61063, in the City of Carson, County of Los Angeles, State of California, as per Map recorded in Book 355, Pages 81 through 83, inclusive, of Maps, in the Office of the County Recorder of said County.

Parcel F:

That portion of the 398.11 acre tract, in the Rancho San Pedro, in the City of Carson, County of Los Angeles, State of California, allotted to Ana Josefa Dominguez De Guyer in Case No. 3284 of the Superior Court of said County, described as follows:

Beginning at the intersection of the Southerly line of 223rd Street, formerly Wilmington Street, 66 feet wide, as shown on the Partition Map filed in said Case No. 3284 with a line that is parallel with and distant Westerly 250 feet, measured at right angles from the Westerly line of the right-of-way of the Pacific Electric Railway Company (San Pedro Branch); Thence parallel with said Westerly line South 17°01’48” West 972.54 feet; Thence parallel with said 223rd Street South 89°45’25” West 523.61 feet to a line that is parallel with and distant Westerly 750 feet from said Westerly line; Thence parallel with said Westerly line North 17°01’48” East 972.54 feet to said Southerly line of 223rd Street; Thence along said street North 89°45’25” East 523.61 feet to the Point of Beginning.

Parcel G:

Intentionally Deleted in favor of a portion of Parcel M.

Parcel H:

Intentionally Deleted in favor of a portion of Parcels J-2 and K.

Parcel I:

Parcel 1:

That portion of the 398.11 acre tract in Rancho San Pedro, in the City of Carson, County of Los Angeles, State of California, allotted to the Josefa Dominguez De Guyer, by Final Degree of Partition of a portion of said Rancho, had in Los Angeles County Superior Court Case No. 3284, being that portion of the 25 feet parcel of land described in the Deed to Watson Land Company, recorded in Book 15504, Page 179 of Official Records of said County, lying Easterly of the Westerly line of Los Angeles County Flood Control District Channel, 250 feet wide, as said Westerly line is described in Easement recorded in Book 19501, Page 324 of Official Records of said County. Excepting therefrom all oil and mineral rights, provided, however, the foregoing rights and the exercise thereof are and shall be subject to the following limitations, to-wit: Neither the grantor nor anyone claiming under or through the grantor shall have or exercise any right of entry upon or through said real property except beneath a depth of 200 feet below the present surface of said real property, nor to in any wise affect the surface use of said real property by the grantee, as reserved by Dominguez Estate Company, a Corporation by Deed recorded January 8, 1957, as Document No. 2030, in Book 53297 Page 140, Official Records.

Parcel 2:

Intentionally deleted in favor of Parcels J-1 and J-2.

Exhibit B –

Coke Handling Facility Lease

Parcel J:

Parcel 1:

That portion of the Ana Josefa Dominguez De Guyer 398.11 acre allotment in the Partition of a part of the Rancho San Pedro, in the City of Carson, in the County of Los Angeles, State of California, as shown on Map filed in Case No. 3284, of the Superior Court of the State of California, in and for the County of Los Angeles, bounded as follows:

On the Northeast and Southwest by the Northeasterly and Southwesterly lines of the 250 foot wide strip of land as described in Deed to Los Angeles County Flood Control District recorded on August 29, 1942 as Document No. 20 in Book 19537, Page 152, Official Records, in the Office of the County Recorder of said County, and also shown as Los Angeles County Flood Control “Dominguez Channel” on Sheet No. 3 of the Map of Tract No. 10844, recorded in Book 301, Pages 37 to 39 inclusive of Maps, in the Office of the County Recorder of said County; on Northwest by the Southeasterly boundary line of the land conveyed to County Sanitation District No. 8 of Los Angeles County by Deed recorded on October 25, 1958 as Document No. 3918, in Book D-254, Page 463, of said Official Records; and on the South by the Northerly line of the 25 foot wide strip of land conveyed to Watson Land Company by Deed dated November 2, 1937 and recorded in Book 15504, Page 179, Official Records.

Except that portion within the lines of the 25 foot wide strip of land as described in Deed to Watson Land Company recorded on April 20, 1945 as Document No. 57 in Book 21890, Page 191, Official Records.

Parcel 2:

That portion of the Ana Josefa Dominguez De Guyer 398.11 acre allotment in the Partition of a part of the Rancho San Pedro, in the City of Carson, in the County of Los Angeles, State of California, as shown on Map filed in Case No. 3284, of the Superior Court of the State of California, in and for the County of Los Angeles, included within the lines of the 25 foot wide strip of land as described in Deed to Watson Land Company recorded on April 20, 1945 as Document No. 57 in Book 21890, Page 191, Official Records, in the Office of the County Recorder of said County.

Parcel 3:

Intentionally deleted in favor of Parcel I-1.

Parcel 4:

Intentionally deleted in favor of Parcel M

Parcel K:

Parcels 1, 2 and 4 of Parcel Map No. 1363, in the City of Carson, County of Los Angeles, State of California, as per map filed in Book 31, Page 13, of Parcel Maps, in the Office of the County Recorder of said County.

Except all oil, gas and other hydrocarbons and other minerals in, under or recoverable from said land, and the right to explore, mine, drill and operate for the same and to produce and remove the same, but without the right to enter upon the surface of said land for said purposes, as excepted by Richfield Oil Corporation, a Corporation, in deed recorded June 14, 1960, as Instrument No. 1384, in Book D-877, Page 131, Official Records.

Also except all oil, gas and other hydrocarbon substances and all other minerals in, under or recoverable from said land, and the right to explore, mine, drill and operate for the same to produce and remove same, but without the right to enter upon the surface of said land for said purpose, as excepted in the deed from Richfield Oil Corporation, a Corporation, recorded June 22, 1964, as Instrument No. 5314, in Book D-2519, Page 270, Official Records.

Also excepting all oil, gas and other hydrocarbon substances and all other minerals in, under or recoverable from said real property hereinabove described, and the right to explore, mine, drill and operate for the same and to produce and remove the same, but without the right to enter upon the surface of said real property hereinabove described for said purpose, as reserved by Atlantic Richfield Company, a Pennsylvania corporation, (formerly The Atlantic Rifining Company, successor to Richfield Oil Corporation, a Corporation by merger), in deed recorded July 13, 1970, as Instrument No. 3144, in Book D4770, Page 868, Official Records.

Exhibit B –

Coke Handling Facility Lease

Parcel L:

That portion of the 398.11 acre lot tract allotted to Ana Josefa Dominguez DeGuyer, by Decree of Partition of the Rancho San Pedro entered in Case No. 3284, Superior Court, Los Angeles County, in the City of Carson, County of Los Angeles, State of California, being a portion of the 250 foot strip of land described in the deed from White Star Land Company, recorded in Book 2977, Page 115, Official Records, bounded by the following described lines:

Beginning at a point in the Easterly line of said 250 foot strip of land, distant Southwesterly thereon 88.02 feet from its intersection with the Southerly line of 233rd Street, 66 feet wide (formerly Wilmington Street); thence Southwesterly 707 feet along said Easterly line to a point in a curve concave to the Northwest and having a radius of 343.39 feet; thence Southwesterly along said curve 243.02 feet, more or less, to a point in a line parallel with and distant Northerly 35 feet, measured at right angles from the Southerly line of said 250 foot strip of land distant Easterly 54.93 feet along said parallel line from a point in the Easterly line of the 50 foot strip of land described in the deed to Johns-Manville Products Company, recorded in Book 21842, Page 395, Official Records, in the Office of the County Recorder of said County; thence Westerly along said parallel line 54.93 feet to said Easterly line; thence Northeasterly 935.88 feet along said last mentioned Easterly line to a point in the Southerly line of said 223rd Street; thence Easterly along said Southerly line of said street 194.04 feet; thence Southerly in a direct line 84.73 feet to the point of beginning.

Parcel M:

That portion of the 398.11 acre lot tract allotted to Ana Josefa Dominguez DeGuyer, by Decree of Partition of the Rancho San Pedro entered in Case No. 3284, Superior Court, Los Angeles County, in the City of Carson, County of Los Angeles, State of California, described as follows:

Being that certain parcel of land bounded on the North by the South line of the 25 foot parcel of land described in deed to Watson Land Company recorded in Book 15504 Page 179, of Official Records of said county;

On the South by the North line of that certain parcel of land described in deed to Johns-Mansville Products Corporation, recorded in Book 19497 Page 374 of Official Records of said county and on the Westerly prolongation of said North line;

On the West by the Westerly line of the Los Angeles County Flood Control Easement, 250 feet wide, as said easement is described and recorded in Book 19438 Page 355 of Official Records of said county and On the East by the Westerly line of Pacific Electric Land Company, strip of land, 250 feet wide, as described in deed Recorded in Book 2845 Page 356, of Official Records of said county.

Said land is shown and described as Lot C, under Certificate of Compliance, recorded December 24, 2007, as Instrument No. 2007-2824658, of Official Records.

Except therefrom that portion of said land described as Lots A and B, under Certificate of Compliance, recorded December 24, 2007, as Instrument No. 2007- 2824658, of Official Records.

The above described land is a portion of and shown as Parcel M of “Notice of Lot Merger No. 253-11 – Certificate of Compliance”, recorded December 14, 2012, as Instrument No. 20121936995, of Official Records.

Parcel N:

Lot 1 of Tract No. 10844, in the City of Carson, County of Los Angeles, State of California, as per map recorded in Book 301, Pages 37, 38 and 39 of Maps, in the Office of the County Recorder of said County.

Except that portion of said land described in the deed to Los Angeles County Flood Control District, a body corporate and politic, recorded October 9, 1961, as Instrument No. 4182, Official Records.

Also except that portion of said land described in the deed to Los Angeles County Flood Control District, a body corporate and politic, recorded July 14, 1970, as Instrument No. 2618, of Official Records.

Also except that portion of said land described in the deed to Stauffer Chemical Company, a Delaware Corporation, recorded December 21, 1973, as Instrument No. 279, of Official Records.

Also except that portion of said land described in the deed to the County of Los Angeles, recorded July 24, 1995, as Instrument No. 95-1197702, of Official Records.

Exhibit B –

Coke Handling Facility Lease

Also except that portion of said land described in the deed to BP West Coast Products LLC, a Delaware limited liability company, recorded February 22, 2002, as Instrument No. 02-0419284, of Official Records.

Also except that portion of said land described in the Quitclaim Deed to the Los Angeles County Flood Control District, a body corporate and politic, recorded June 26, 2003, as Instrument No. 03-1836063, of Official Records.

Parcel O:

Intentionally Deleted

Assessor’s Parcel Numbers:

7315-020-021,

7315-020-022,

7315-020-013,

7315-006-003,

7315-007-005,

8940-759-577,

7315-007-006,

7315-007-007,

7315-007-011,

7315-007-012,

7315-007-009,

7315-008-009,

7315-008-040,

7315-008-041,

7315-008-042,

7315-008-043,

7315-008-044,

7315-008-046,

7315-008-047,

7315-008-048,

7315-008-050,

7315-008-053,

8900-762-506,

8900-762-030,

8910-840-026,

8910-840-025,

8910-840-553,

8940-759-528,

8940-759-574,

8940-759-578,

8940-759-579 and

7315-020-019

Exhibit B –

Coke Handling Facility Lease

SCHEDULE 2

TO

ASSIGNMENT AND ASSUMPTION

OF CONTRACTS

LIST OF CONTRACTS

None

Exhibit B –

Coke Handling Facility Lease